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                                                                 EXHIBIT 99.2

                              BEFORE THE NATIONAL
                            INDIAN GAMING COMMISSION


IN THE MATTER OF:                                  )
                                                   )
American Casino Enterprises, Inc.;                 )      Docket No. NIGC 94-2
Notice of Violation, No. NOV-94-03;                )
Dated July 15, 1994                                )      NOV-94-03
___________________________________________________)


                              SETTLEMENT AGREEMENT
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                              SETTLEMENT AGREEMENT


         This Settlement Agreement ("Agreement") is entered into and effective this 1st day of February, 1996, by and between American Casino Enterprises, Inc. ("ACES") and the National Indian Gaming Commission (the "Commission") relating to the Commission enforcement action discussed herein.

                                    RECITALS

         1. On or about July 15, 1994, then Commission Chairman Anthony J. Hope, filed a Notice of Violation, No. NOV-94-03, Docket No. NIGC 94-2, against ACES relating to ACES' relationship with the Table Mountain Band of Indians of the Table Mountain Rancheria (the "Tribe" or "Table Mountain") and its gaming operation, the Table Mountain Rancheria Casino and Bingo (the "Table Mountain Casino") (hereinafter referred to as the "Notice of Violation").

         2. Simultaneously with the Notice of Violation, the Commission filed a Notice to Show Cause relating to the allegations in the Notice of Violation, as well as ACES' alleged relationship with the Cher-Ae Indian Community of the Trinidad Rancheria and its gaming operation, the Cher-Ae Heights Casino (hereinafter the "Notice to Show Cause").

         3. On or about August 15, 1994, ACES filed a Notice of Appeal of the Notice of Violation and a Response to the Notice to Show Cause, denying the allegations contained therein.

         4. On or about August 25, 1994, ACES filed a Supplemental Statement to its Notice of Appeal of the Notice of Violation, further denying the allegations therein.
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         5.      On or about April 14, 1995, the Commission filed a Proposed
Civil Fine Assessment relating to the allegations in the Notice of Violation (hereinafter the "Proposed Civil Fine Assessment").

         6. On or about May 11, 1995, ACES filed a Petition for Reduction and/or Waiver of Proposed Civil Fine Assessment, denying the appropriateness of any fine relating to the allegations therein and/or the allegations in the Notice of Violation and Notice to Show Cause.

         7. The Commission and ACES have agreed to execute this Agreement and perform in accordance with its covenants and conditions in order to resolve the Commission enforcement action relating to the above-referenced Notice of Violation, Notice to Show Cause, Proposed Civil Fine Assessment and any and all related claims, allegations or matters (collectively hereinafter referred to as the "Commission Enforcement Action"). ACES enters into this Agreement without admitting or denying the allegations contained in the Commission Enforcement Action.

                              TERMS OF SETTLEMENT

         THEREFORE, pursuant to and in consideration of the recitals, covenants and conditions herein, the Commission and ACES hereby agree as follows:

         8. ACES agrees upon execution of this Agreement to fully withdraw from and vacate its current agreement with the Tribe, specifically that Management Consulting Agreement dated March 29, 1993, relating to ACES' role and involvement in the Table Mountain





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Casino (hereinafter the "current ACES/Table Mountain Agreement").  Further, on or before the date of this Agreement, the representatives of ACES serving on the Joint Management Committee of the Casino shall formally resign from that Committee.

         9. ACES agrees, upon execution of this Agreement, to provide payment to the Commission of a civil fine in the amount of Five Hundred Thousand Dollars ($500,000.00), paid in furtherance of this Settlement Agreement, receipt of which is hereby acknowledged by the Commission.

         10. The Commission agrees, upon the execution of this Agreement, to fully withdraw and dismiss any and all charges, allegations and claims against ACES relating to the above Commission Enforcement Action, specifically including those charges, allegations and claims included in or relating to the Notice of Violation, Notice to Show Cause, and Proposed Civil Fine Assessment, as well as all claims and allegations against ACES which in any manner arise out of, involve, or relate, directly or indirectly, to the charges, allegations and claims made by the Commission therein, whether asserted or not, whether sounding in equity or in law.

                              ADDITIONAL COVENANTS

         11. ACES acknowledges that the current ACES/Table Mountain Agreement contains language that could be interpreted to include management responsibilities as defined under the IGRA and the applicable rules and regulations of the Commission. ACES further acknowledges that under the current ACES/Table Mountain Agreement





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it participated in the decisionmaking process at the Table Mountain Casino through its participation on the former Joint Management Committee. ACES further acknowledges that its action to terminate the current ACES/Table Mountain Agreement and to enter into a consulting agreement and a termination agreement was taken as a result of the Commission Enforcement Action.

         12. The Commission acknowledges that the terms of this Agreement represent the full settlement of the charges, claims, and allegations relating to the above Commission Enforcement Action, specifically including those relating to the Notice of Violation, Notice to Show Cause, and Proposed Civil Fine Assessment, which the Commission, on behalf of the United States, has determined as appropriate relating to the relationship between ACES and the Tribe. The Commission further acknowledges that in its statutory capacity as the federal agency charged with overseeing gaming activities on Indian lands, no further sanctions beyond those contained herein will be imposed on ACES by the Commission in connection with its relationship with the Tribe. The Commission further agrees that it will not intervene in any private right of action brought by any third party under the IGRA or 25 U.S.C. Section Section 81, 201 or 261-264 against ACES in connection with matters included in the Commission Enforcement Action, or otherwise participate in any such action except as it may be required to do so by order of a court of competent jurisdiction.

         13. This Agreement constitutes the entire agreement between the Commission and ACES and supersedes all prior verbal or written





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agreements and understandings between the parties related to the subject matter hereof. No warranties, representations, covenants, or agreements shall be binding upon any party except as set forth herein. Any modification or waiver of any term of this Agreement, including the modification or waiver of this term, must be in writing and signed by both parties.

         14. The Commission and ACES expressly agree and acknowledge that time is of the essence in this Agreement. All warranties, representations, covenants, and agreements made by the parties hereto in this Agreement shall survive the execution of this Agreement. The recitals herein and above set forth shall be considered a part of this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their agents, heirs, personal representatives, successors, and assigns.

         15. This Agreement may be executed in any number of counterparts, each of which, when executed, shall be an original and all of which together shall constitute one and the same agreement.

         16. This Agreement, when executed, shall be submitted to the Presiding Official for purposes of dismissing the appeal currently pending in this matter.

         17. This Agreement is entered into by the parties for the express purpose of settling the Commission Enforcement Action. The specific terms, provisions and conditions of this Settlement Agreement shall be deemed to have been made for that purpose only and shall not be used for any other purpose, and shall not be admissible in any other forum, except for the purpose of





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establishing the existence of a settlement of the Commission Enforcement
Action.

         18. This Agreement may be executed in multiple counterparts, all of which together shall be deemed to be a single instrument. A signature produced by facsimile shall be deemed to be an original signature and shall be effective and binding for purposes of this Agreement.

                                           AMERICAN CASINO ENTERPRISES, INC.



                                           /s/ Ron Tassinari
                                           _____________________________________
                                           By:  Ron Tassinari, Its President


                                           NATIONAL INDIAN GAMING COMMISSION


                                           /s/ Harold Monteau
                                           _____________________________________
                                           By:  Harold Monteau, Its Chairman


APPROVED and ACCEPTED:                     TABLE MOUNTAIN RANCHERIA


                                           /s/ Vern Castro
                                           _____________________________________
                                           By:  Vern Castro, Its Chairman


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